UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2008

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-2960	72-1123385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Research Forest Drive, Suite 100 The Woodlands, TX	77381
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 362-6800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On June 23, 2008, the Audit Committee (the “Audit Committee”) of the Board of Directors of Newpark Resources, Inc. (“Newpark”) approved a change in Newpark’s independent registered public accounting firm. Effective June 23, 2008, Newpark dismissed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm, and on that same day, the Audit Committee also appointed Deloitte & Touche LLP (“Deloitte”) as Newpark’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and to review the financial statements to be included in Newpark’s Quarterly Report on Form 10-Q beginning with the quarter ending June 30, 2008. The decision to dismiss E&Y was made by the Audit Committee and was made following a competitive request for proposal process undertaken by the Audit Committee.

E&Y’s reports on Newpark’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that (i) the audit report for the fiscal year ending December 31, 2006 indicated that as discussed in Note 1 to the consolidated financial statements, in 2006 Newpark changed its method of accounting for stock-based compensation, and (ii) the audit report for the fiscal year ending December 31, 2007 indicated that  as discussed in Note 1 to the consolidated financial statements, effective January 1, 2007 Newpark adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109,” and effective January 1, 2006 Newpark adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment.”

During the two most recent fiscal years ended December 31, 2007 and 2006, and in the subsequent interim period through June 23, 2008, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of Newpark for such years.

During the two most recent fiscal years ended December 31, 2007 and 2006 and in the subsequent interim period through June 23, 2008, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) except as described below:

•	On June 26, 2006, Newpark filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K disclosing under Item 4.02 that the Audit Committee, in consultation with and upon the recommendation of Newpark’s management and after consultation with E&Y, concluded that (i) Newpark’s previously issued audited financial statements for the fiscal years ended December 31, 2001 through 2005 and its interim unaudited financial statements for the fiscal quarters within 2004 and 2005 should be restated, and (ii) such financial statements and the independent registered public accounting firm’s reports related to the financial statements should no longer be relied upon. The Current Report on Form 8-K further disclosed that such financial statements would be restated to correct the accounting errors described therein.

•	As reported in Amendment No. 2 to Newpark’s Annual Report on Form 10-K/A for the year ended December 31, 2005 (the “2005 Form 10-K/A”), Newpark concluded, as a result of its internal investigation initiated by its Audit Committee, that the material accounting errors that resulted in the restatement of its historical consolidated financial statements were determined to have resulted from certain material weaknesses in Newpark’s internal controls over financial accounting. The material weaknesses existing as of December 31, 2005 are described in the 2005 Form 10K/A and are summarized as follows: (i) failure to maintain adequate controls to prevent or detect intentional override of or intervention with controls or intentional misconduct by certain former members of senior management; (ii) failure to maintain effective controls over the recording of intangible assets to ensure that the amortization period properly reflected the estimated economic lives of the assets; and (iii) failure to maintain effective controls, including monitoring, to ensure the existence and completeness of approval of stock option grants and ensuring the proper measurement of expense under Accounting Principles Board Opinion 25 . As a result of the foregoing material weaknesses, Newpark’s management determined that Newpark’s internal control over financial reporting as of December 31, 2005 was not effective and E&Y’s report on internal control over financial reporting stated that Newpark did not maintain effective internal control over financial reporting as of December 31, 2005.

•	As reported in Newpark’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”), Newpark disclosed that in making its assessment of Newpark’s internal control over financial reporting, it had identified the following material weaknesses in internal control over financial reporting as of December 31, 2006: (i) failure to adequately monitor certain of its control practices to foster an environment that allowed for a consistent and open flow of information and communication between those individuals who initiated transactions and those who were responsible for the financial reporting of those transactions, principally at its subsidiary, Soloco, Inc.; and (ii) failure to maintain effective controls over the recording of intangible assets. As a result of the foregoing material weaknesses, Newpark’s management determined that its internal control over financial reporting as of December 31, 2006 was not effective and E&Y’s report on internal control over financial reporting stated that Newpark did not maintain effective internal control over financial reporting as of December 31, 2006.

As reported in Newpark’s Annual Report on Form 10-K for the year ended December 31, 2007, Newpark disclosed that it had implemented certain corrective measures in 2006 and 2007. Based on the evaluation of Newpark’s internal controls as of December 31, 2007, Newpark management concluded that such internal controls over financial reporting were effective as of that date. E&Y reported that in all material respects, Newpark maintained effective internal controls over financial reporting as of December 31, 2007.

Newpark has authorized E&Y to respond fully to any inquiries of Deloitte regarding the reportable events discussed above.

Newpark has furnished a copy of the above disclosures to E&Y and has requested that E&Y furnish Newpark with a letter addressed to the SEC stating whether or not it agrees with the statements made by Newpark in response to this item and, if not, stating the respects in which it does not agree. The letter from E&Y is attached to this Current Report on Form 8-K as Exhibit 16.1.

(b) On June 23, 2008, the Audit Committee approved the engagement of and appointed Deloitte to serve as Newpark’s independent registered public accounting firm for the fiscal year ending December 31, 2008 and to review the financial statements to be included in Newpark’s Quarterly Report on Form 10-Q beginning with the quarter ending June 30, 2008. During Newpark’s two most recent fiscal years ended December 31, 2007 and 2006 and through June 23, 2008, neither Newpark nor anyone on its behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Newpark’s financial statements, and neither a written report nor oral advice was provided to Newpark that Deloitte concluded was an important factor considered by Newpark in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission dated June 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: June 26, 2008

By: /s/ James E. Braun
James E. Braun, Vice President and Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Ernst & Young LLP to the Securities and Exchange Commission dated June 26, 2008.